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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

             (a) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: February 9, 2005                           /s/ Mark D. Dankberg
                                                        ------------------------
                                                        Mark D. Dankberg
                                                        Chief Executive Officer

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (a) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: February 9, 2005                     /s/ Ronald G. Wangerin
                                                  -----------------------------
                                                        Ronald G. Wangerin
                                                        Chief Financial Officer